UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

March 22, 2013
Date of Report (date of earliest event reported)

_________________________

AMERICAN REALTY CAPITAL PROPERTIES, INC.

(Exact name of Registrant as specified in its charter)

_________________________

Maryland	001-35263	45-2482685
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

405 Park Avenue
New York, New York 10022
(Address of principal executive offices, including zip code)

(212) 415-6500
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
_________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

American Realty Capital Properties, Inc. Responds to Cole Holdings Corporation’s Letter to Principal Business Participants Rejecting American Realty Capital Properties, Inc.’s Acquisition Proposal

On March 22, 2013, American Realty Capital Properties, Inc. (“ARCP”) issued a press release responding to Cole Holdings Corporation’s (“Cole”) letter directed to business participants which rejected ARCP’s proposal (the “Proposal”) to purchase all of the shares of common stock of Cole Credit Property Trust III, Inc. (“CCPT III”). In the press release, ARCP reaffirmed the terms of the Proposal.

A copy of ARCP’s press release issued in response to Cole’s letter to business participants whereby it reaffirmed the Proposal is attached to this Current Report on Form 8-K as Exhibit 99.1.

Additional Information about the Proposed Transaction and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. This Current Report on Form 8-K, including Exhibit 99.1, relates to a business combination transaction with CCPT III proposed by ARCP, which may become the subject of a registration statement filed with the SEC. This material is not a substitute for the proxy statement/prospectus ARCP would file with the SEC regarding the proposed transaction if such a negotiated transaction with CCPT III is reached or for any other document which ARCP may file with the SEC and send to ARCP’s or CCPT III’s stockholders in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF ARCP AND CCPT III ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Such documents would be available free of charge through the website maintained by the SEC at www.sec.gov or by directing a request to the ARCP Investor Relations Department, 405 Park Avenue, New York, New York 10022. Copies of such documents filed by ARCP with the SEC also will be available free of charge on ARCP’s website at www.arcpreit.com.

ARCP, AR Capital, LLC and their respective directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from ARCP’s and CCPT III’s stockholders in respect of the proposed transaction. Information regarding ARCP’s directors and executive officers can be found in ARCP’s definitive proxy statement filed with the SEC on May 4, 2012, as modified by ARCP’s current reports on Form 8-K filed with the SEC on October 17, 2012 and March 6, 2013. Additional information regarding the interests of such potential participants will be included in any proxy statement/prospectus and other relevant documents filed with the SEC in connection with the proposed transaction if and when they become available.

All information in this communication concerning CCPT III, including its business, operations and financial results was obtained from public sources.  While ARCP has no knowledge that any such information is inaccurate or incomplete, ARCP has not had the opportunity to verify any of that information.

Forward-Looking Statements

Information set forth in this Current Report on Form 8-K (including information included or incorporated by reference herein) contains “forward-looking statements” (as defined in Section 21E of the Exchange Act), which reflect ARCP’s expectations regarding future events. The forward-looking statements involve a number of risks, uncertainties and other factors, many of which are outside ARCP’s control, that could cause actual results to differ materially from those contained in the forward-looking statements. Such risks and uncertainties relating to the proposed transaction include, but are not limited to, CCPT III’s failure to accept ARCP’s proposal and enter into definitive agreements to effect the transaction, whether and when the proposed transaction will be consummated, the new combined company’s plans, market and other expectations, objectives, intentions, as well as any expectations or projections with respect to the combined company, including regarding future dividends and market valuations, and other statements that are not historical facts.

The following additional factors, among others, could cause actual results to differ materially from those set forth in the forward-looking statements: the ability to obtain regulatory and stockholder approvals for the transaction; market volatility; unexpected costs or unexpected liabilities that may arise from the transaction, whether or not consummated; the inability to retain key personnel; ARCP’s ability to achieve the cost-savings and synergies contemplated by the proposed transaction within the expected time frame; ARCP’s ability to promptly and effectively integrate the businesses of CCPT III and ARCP; disruption from the proposed transaction making it more difficult to maintain relationships with tenants; the business plans of the tenants of the respective parties; continuation or deterioration of current market conditions; and future regulatory or legislative actions that could adversely affect the companies. Additional factors that may affect future results will be contained in ARCP’s filings with the SEC from time to time. ARCP disclaims any obligation to update and revise statements contained in these materials based on new information or otherwise.

Item 9.01. Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated March 22, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AMERICAN REALTY CAPITAL PROPERTIES, INC.

Date: March 22, 2013	By:	/s/ Nicholas S. Schorsch
	Name:	Nicholas S. Schorsch
	Title:	Chief Executive Officer and Chairman of the Board of Directors